EXHIBIT 99.1
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INT MEDIA GROUP, INC. ANNOUNCES PLANS TO ACQUIRE JUPITER RESEARCH AND EVENTS
BUSINESS FROM JUPITER MEDIA METRIX

(New York, NY - June 21, 2002) - INT Media Group, Inc. (Nasdaq: INTM) announced that it has signed a definitive agreement to acquire the assets of the Jupiter Research and Events businesses from Jupiter Media Metrix, Inc. (Nasdaq: JMXI) of New York City for $250,000 and the assumption of certain liabilities. The transaction is expected to close by July 31, 2002 and is subject to customary closing conditions, including the approval of Jupiter Media Metrix, Inc.'s stockholders. Effective immediately, INT Media Group, Inc. will assume responsibility for operating the Jupiter Research and Events businesses. Jupiter Research, founded in 1986, is a leading international research organization specializing in Internet related market research in 17 business areas and 9 vertical markets. Jupiter analysts are widely quoted in the trade and financial press and Jupiter seminars and events are well known for attracting industry leaders and professional attendees. "We are ecstatic to be able to acquire one of the great world brands in market research," stated Alan M. Meckler, Chairman and CEO of INT Media Group. "We look forward to working with the Jupiter team to make INT Media Group the dominant content, event and research company in the Internet and IT arenas. Jupiter Research and Events will now have, for the first time, a marketing advantage that none of their competitors can claim: the advantage of online marketing to INT Media Group's network of 22 million worldwide unique business users that are associated with Internet and IT business issues. Jupiter offerings will be totally integrated within our network as well as our 175 e-mail newsletters with nearly 5 million subscribers and our 45 annual seminars and trade shows. We are also pleased to announce that Kurt Abrahamson, President of Jupiter Research, will continue in the same capacity with INT Media Group. We plan to retain the Jupiter brand name and will operate Jupiter as a division of INT Media Group. If completed, we expect that this acquisition will be neutral to earnings in 2002 and accretive in 2003.

ABOUT INT MEDIA GROUP
INT Media Group (Nasdaq: INTM), (http://www.intmediagroup.com) headquartered in Darien, CT, is a leading provider of global real-time news, information and media resources for Internet industry and information technology professionals, Web developers and experienced Internet users. INT Media Group includes the internet.com and EarthWeb.com Network of over 150 Web sites and 200 e-mail newsletters that generate over 225 million page views monthly. INT Media Events include nearly 40 offline conferences and trade shows on Internet and IT-specific topics that are aligned with our Network of Web sites and e-mail newsletters. In addition, INT Media Research publishes research reports analyzing the Internet and information technologies sectors worldwide.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: STATEMENTS IN THIS PRESS RELEASE WHICH ARE NOT HISTORICAL FACTS ARE "FORWARD-LOOKING STATEMENTS" THAT ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. THE POTENTIAL RISKS AND UNCERTAINTIES ADDRESS A VARIETY OF SUBJECTS INCLUDING, FOR EXAMPLE, THE COMPETITIVE ENVIRONMENT IN WHICH INT MEDIA GROUP COMPETES; THE UNPREDICTABILITY OF INT MEDIA GROUP'S FUTURE REVENUES (INCLUDING THOSE RESULTING FROM ONLINE ADVERTISING ON INT MEDIA GROUP'S NETWORK OF WEB SITES AND RELATED INTERNET MEDIA PROPERTIES), EXPENSES, CASH FLOWS AND STOCK PRICE; INT MEDIA GROUP'S INVESTMENTS IN INTERNATIONAL AND VENTURE FUND INVESTMENTS; ANY MATERIAL CHANGE IN INT MEDIA GROUP'S INTELLECTUAL PROPERTY RIGHTS AND CONTINUED GROWTH AND ACCEPTANCE OF THE INTERNET AND INFORMATION TECHNOLOGY. FOR A MORE DETAILED DISCUSSION OF SUCH RISKS AND UNCERTAINTIES, REFER TO INT MEDIA GROUP'S REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES ACT OF 1933 AND THE SECURITIES EXCHANGE ACT OF 1934. THE FORWARD-LOOKING STATEMENTS INCLUDED HEREIN ARE MADE AS OF THE DATE OF THIS PRESS RELEASE, AND INT MEDIA GROUP ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS AFTER THE DATE HEREOF.